UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2005

Biogen Idec Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-19311 (Commission File Number)	33-0112644 (I.R.S. Employer Identification No.)

14 Cambridge Center, Cambridge, Massachusetts (Address of principal executive offices)	02142 (Zip Code)

Registrant’s telephone number, including area code: (617) 679-2000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

     On February 28, 2005, the Registrant publicly disseminated a press release announcing a voluntary suspension in the marketing and commercial distribution of TYSABRI® (natalizumab), a treatment for multiple sclerosis, and that physicians should suspend dosing of TYSABRI until further notification. The press release also announced that dosing of TYSABRI would be suspended in all clinical trials. The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

99.1	The Registrant’s Press Release dated February 28, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Biogen Idec Inc.
By:	/s/ Anne Marie Cook
Anne Marie Cook
Vice President, Chief Corporate Counsel

Date: March 3, 2005

EXHIBIT INDEX

Exhibit Number	Description

99.1	The Registrant’s Press Release dated February 28, 2005